EXHIBIT 99.2
MONTHLY OPERATING REPORT

CHAPTER 11

Case Name:	Mississippi Chemical Corporation

Case Numbers:	03-2984 WEE	03-2986 WEE	03-2988 WEE	03-2990 WEE	03-2992 WEE
	03-2985 WEE	03-2987 WEE	03-2989 WEE	03-2991 WEE	03-2993 WEE

For Period:	January 1, 2004	to	January 31, 2004

Mark One Box For Each Required Report/Document		This Report is Due 15 Days After the End of the Month.

The debtor must attach each of the following reports unless the United States Trustee has waived the requirements in writing. File original with Clerk of Court and duplicate with UST with an original signature.

Report/Document Attached	Previously Waived	Required Reports / Documents

X		Comparative Balance Sheets (FORM 2-B)

X		Profit and Loss Statement (FORM 2-C)

X		Cash Receipts & Disbursements Statement (FORM 2-D)

X		Supporting Schedules (FORM 2-E)

X		Narrative (FORM 2-F)

	X	Copies of Bank Statement(s) and Reconciliations of Bank Balance to Book Balance for all Account(s)

I declare under penalty of perjury that the following Monthly Financial report and any attachments thereto, are true and correct to the best of my knowledge and belief.

Executed on:	February 17, 2004		Debtor(s):	Mississippi Chemical Corporation

			By:	/s/ Mickey W. Crane
Net (loss) income from continuing operations				Mickey W. Crane
			Position:	Director of Accounting
			Phone:	662.746.4131

FORM 2-A

MISSISSIPPI CHEMICAL CORPORATION
Combined Balance Sheets
Case Number: 03-2984WEE

(Dollars in Thousands)	05/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	1/31/004	02/29/04	03/31/04
ASSETS
Current assets:
Cash and cash equivalents	$ 2,126	$ 2,441	$ 6,101	$ 22,115	$ 15,614	$ 10,769	$ 2,823	$ 7,976	$ 3,986	$ 10,255
Accounts receivable, net of allowance for doubtful accounts	39,909	41,587	56,404	34,785	42,548	35,868	43,866	44,324	48,532	44,625
Inventories:
Finished products	39,612	44,783	29,121	32,294	20,802	20,388	24,000	16,634	11,226	26,329
Raw materials	5,958	6,660	6,415	5,582	6,761	6,502	5,508	5,678	5,920	6,719
Replacement Parts	31,991	31,195	30,750	30,957	30,773	30,568	31,190	26,776	26,647	26,638
Prepaid expenses and other current assets	7,801	9,199	5,039	11,573	10,894	11,791	11,997	8,866	17,379	16,608
Deferred income taxes	5,388	6,474	3,112	3,177	3,182	3,151	3,529	2,142	10,402	12,095
Current assets from discontinued operations								18,747	29,762	30,808
Total current assets	132,784	142,339	136,942	140,483	130,573	119,037	122,913	131,143	153,853	174,075

Investments in affiliates	110,706	111,126	111,441	112,872	114,408	111,995	111,352	111,502	118,082	122,383
Assets held for sale						35,299	35,378	(0)	1,958	1,958
Other assets	26,688	27,738	10,345	9,599	8,852	8,258	7,562	6,903	6,208	5,512
Property, plant and equipment, net of accumulated depreciation	297,836	295,644	289,362	288,215	285,623	215,265	214,027	212,703	209,561	208,368
Long-term assets from discontinued operations								44,886	-	-
	$ 568,014	$ 576,846	$ 548,090	$ 551,169	$ 539,455	$ 489,855	$ 491,232	$ 507,137	$ 489,662	$ 512,297
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Debt due within one year		$ -	$ -	$ -	$ -	$ -	$ 2,500	$ -	$ 96,700	$ 106,909
Accounts payable	$ (0)	12,276	15,736	25,579	20,670	17,994	17,660	20,178	19,976	29,152
Accrued liabilities	614	1,780	4,633	4,826	6,868	6,900	6,604	12,995	9,790	11,090
Deferred income taxes	0	0	0	(0)	(0)	0	(0)	0	(0)	0
Current liabilities from discontinued operations								6,123	3,800	4,346
Total current liabilities	614	14,056	20,369	30,405	27,539	24,894	26,765	39,297	130,266	151,497

Liabilities subject to compromise:
Secured	159,033	159,729	158,423	158,423	158,423	158,424	158,424	158,424	68,424	68,424
Priority	11,063	9,566	10,092	10,092	10,092	10,092	10,092	1,194	1,194	1,194
Unsecured	300,030	301,021	239,040	238,120	237,491	237,050	237,042	234,295	233,309	233,202
	470,126	470,316	407,555	406,636	406,007	405,567	405,559	393,913	302,927	302,821

Long-term debt								(0)	(0)	(0)
Net (loss) income from continuing operations	15,197	14,289	36,872	37,434	36,811	36,158	36,091	34,823	35,084	35,043
Deferred income taxes			26,518	24,151	21,342	6,074	6,059	18,820	29,365	29,340
Long-term liabilities from discontinued operations								2,440	-	-

Shareholders' equity:
Common stock	280	280	280	280	280	280	280	280	280	280
Additional paid-in capital	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063
Accumulated deficit	(196,012)	(200,050)	(209,046)	(213,175)	(217,953)	(248,461)	(248,439)	(247,519)	(273,576)	(268,875)
Accumulated other comprehensive income (loss)	221	367	(12,046)	(12,151)	(12,159)	(12,245)	(12,671)	(12,505)	(12,273)	(15,398)
Treasury stock, at cost	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)
Total Shareholders' equity	82,078	78,185	56,776	52,543	47,757	17,163	16,759	17,845	(7,981)	(6,404)
	$ 568,014	$ 576,846	$ 548,090	$ 551,169	$ 539,455	$ 489,855	$ 491,232	$ 507,137	$ 489,662	$ 512,297	#REF!	#REF!

FORM 2-B

MISSISSIPPI CHEMICAL CORPORATION
Combined Profit & Loss Statements
Case Number: 03-2984WEE

(Dollars in Thousands)	Fiscal Year To Date 5/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04	02/29/04	03/31/04
Revenues:
Net sales	$ 379,708	$ 18,651	$ 45,987	$ 28,258	$ 37,016	$ 33,759	$ 41,209	$ 22,719	$ 47,178	$ 38,061
Other revenue	1,331	184	508	434	355	366	381	350	387	393
	381,039	18,834	46,494	28,692	37,371	34,126	41,590	23,069	47,565	38,454

Operating expenses:
Cost of products sold	368,401	20,813	43,102	27,856	36,771	36,333	35,286	18,062	34,954	29,636
Selling, general and administrative	28,082	1,828	1,815	2,619	2,058	2,189	2,090	(190)	1,971	1,967
Impairment of long-lived assets	70,889	-	4,229	-	-	-	-	-	-	-
Idle plant cost	14,107	358	2,629	3,228	3,400	4,216	1,085	(3,554)	96	0
	481,480	23,000	51,774	33,702	42,228	42,739	38,462	14,318	37,021	31,602

Operating income	(100,441)	(4,166)	(5,279)	(5,010)	(4,858)	(8,613)	3,128	8,751	10,544	6,852

Other expense (income):
Interest, net	26,475	1,741	918	1,897	1,737	1,711	1,840	1,597	1,559	2,178
Other	(5,023)	191	(232)	(245)	(271)	(138)	(133)	(204)	(113)	(317)

(Loss) income before reorganization expenses and income taxes	(121,893)	(6,097)	(5,965)	(6,662)	(6,324)	(10,186)	1,422	7,357	9,098	4,990

Reorganization items:
Legal & professional fees	2,794	-	821	(307)	1,056	1,199	764	1,525	1,489	1,028
Financing fees	-	-	-	-	-	-	-	-	-	-
Severance and employee retention							768	72	228	49
Bankruptcy trustee fees	-	-	-	57	12	79	(3)	(20)	62	(15)
Settlements with customers and vendors								-	-	-
Impairment of long-lived assets						34,197		(34,197)	(175)	-
Rejected executory contracts								-	-	-
Other	-	-	-	-	-	-	-	19	3,793	(23)
	2,794	-	821	(250)	1,068	35,475	1,530	(32,601)	5,417	1,060

(Loss) income from continuing operations and before income taxes	(124,687)	(6,097)	(6,786)	(6,412)	(7,392)	(45,660)	(108)	39,959	3,681	3,931

Income tax (benefit) expense	(31,908)	(2,059)	2,210	(2,283)	(2,614)	(15,152)	(131)	16,830	18,835	(35)

Net (loss) income from continuing operations	(92,779)	(4,038)	(8,996)	(4,129)	(4,778)	(30,508)	23	23,130	(15,155)	3,966

Discontinued operations:
(Loss) income from operations of discontinued potash division								(22,880)	825	736
(Loss) on disposal of discontinued potash division									(11,728)	-
	-	-	-	-	-	-	-	(22,880)	(10,903)	736
Net (loss) income	$ (92,779)	$ (4,038)	$ (8,996)	$ (4,129)	$ (4,778)	$ (30,508)	$ 23	$ 250	$ (26,057)	$ 4,701

FORM 2-C

MISSISSIPPI CHEMICAL CORPORATION
Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
(Dollars in Thousands)
Week Ending	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04	02/29/04	03/31/04
Beginning Cash Balance	$ 2,126	$ 2,441	$ 6,101	$ 22,115	$ 15,614	$ 10,769	$ 2,823	$ 7,976	$ 3,986	$ 10,255	$ 10,255

Operating Receipts
Deposits	17,576	37,356	51,814	31,734	48,938	39,347	51,478	56,933	52,567
Intercompany Transfers	28,352	41,478	45,360	41,294	95,295	84,088	61,429	85,378	63,964
Total Cash Receipts	45,928	78,834	97,175	73,028	144,233	123,434	112,908	142,310	116,532	-	-

Operating Disbursements:
Raw Material Purchases	3,719	7,975	12,210	13,942	22,329	14,616	13,202	13,468	5,765
Natural Gas	9,322	9,867	8,904	5,764	11,100	14,374	14,120	22,886	30,087
Payroll & Benefits	2,409	4,888	3,829	3,915	3,745	5,790	4,660	4,880	4,719
Utilities			1,211	1,583	2,520	2,000	1,016	1,918	1,643
Interest		2,412	1,044	-	2,227	1,042	-	2,271	1,344
Delivery & Storage		2,988	2,960	3,098	2,139	3,351	3,382	3,733	4,155
Operating &Maintenance Materials			1,811	1,121	1,992	1,622	1,750	2,801	2,444
Taxes, Licenses, Duties, etc.	809	3,094	1,423	2,065	1,965	2,237	1,660	3,073	4,287
Reorganization	698	-	373	583	1,252	1,682	472	8,703	720
Capital Expenditures		527	970	727	1,094	686	351	1,084	555
Chemicals			835	801	859	563	1,793	883	660
Insurance			197	3,580	629	1,055	662	662	920
Trustee Fees			57	12	1	76	-	-	88
Intercompany Payments	28,352	41,478	45,360	41,294	95,295	84,088	61,429	85,378	63,964
Other	837	2,553	998	802	1,446	1,293	1,076	1,270	1,707
Total Operating Disbursements	46,146	75,782	82,182	79,287	148,593	134,475	105,572	153,010	123,056	-	-

Net Cash Flows from Operations	(218)	3,052	14,993	(6,260)	(4,360)	(11,041)	7,335	(10,699)	(6,525)	-	-

Negative Cash Balance Reclassified to Payables	532	608	1,021	(241)	(485)	595	317	10	3,293

Net DIP Advances (Payments)		-	-	-	-	2,500	(2,500)	96,700	9,500

Ending Cash Balances	$ 2,441	$ 6,101	$ 22,115	$ 15,614	$ 10,769	$ 2,823	$ 7,976	$ 3,986	$ 10,255	$ 10,255	$ 10,255

Loan Balances
DIP Balance, Beginning	$ -	$ -	$ -	$ -	$ -	$ -	$ 2,500	$ -	$ 96,700	$ 106,200	$ 106,200
Net DIP Advances (Payments)	-	-	-	-	-	2,500	(2,500)	96,700	9,500	-	-
DIP Balance, Ending	-	-	-	-	-	2,500	-	96,700	106,200	106,200	106,200
Accrued Interest	-	-	-	-	-	-	-	-	709	-	-
Total DIP Balances	$ -	$ -	$ -	$ -	$ -	$ 2,500	$ -	$ 96,700	$ 106,909	$ 106,200	$ 106,200

Trustee Fees (Dollars):
Beginning Balance	$ -	$ 56,500	$ 68,750	$ 72,500	$ 76,250	$ 77,500	$ 81,000	$ 82,250	$ 87,500	$ 76,500	$ 76,500
Estimated	56,500	12,250	60,250	16,000	1,750	79,500	1,250	5,250	76,500
Payment			(56,500)	(12,250)	(500)	(76,000)	-	-	(87,500)
Ending Balance	$ 56,500	$ 68,750	$ 72,500	$ 76,250	$ 77,500	$ 81,000	$ 82,250	$ 87,500	$ 76,500	$ 76,500	$ 76,500

FORM 2-D

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedule-Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
For the Period: January 1, 2004 to January 31, 2004
	Case Numbers==>	03-2984	03-2985	03-2986	03-2987	03-2988	03-2989	03-2990	03-2991	03-2992	03-2993
(Dollars in Thousands)	Total	Mississippi Chemical Corporation	Mississippi Nitrogen, Inc.	MissChem Nitrogen, LLC	Mississippi Chemical Company, LP	Mississippi Chemical Management Company	Mississippi Phosphates Corporation	Mississippi Potash, Inc.	Eddy Potash, Inc.	Triad Nitrogen, LLC	Melamine Chemicals, Inc.

Beginning Cash Balance	$ 3,986	$ 3,959	$ -	$ 1	$ 0	$ 0	$ 6	$ 11	$ 0	$ 8	$ 0

Operating Receipts
Deposits	52,567	1,335			28,924		12,695	6,953			2,662
Intercompany Deposits	63,964	28,621	3,063	11,412		136		4,313	11	16,409
Total Cash Receipts	116,532	29,956	3,063	11,412	28,924	136	12,695	11,266	11	16,409	2,662

Operating Disbursements:
Raw Material Purchases	5,765		2,571	1	53		2,630			2	509
Natural Gas	30,087	4,000		10,544			69	753		14,721
Payroll & Benefits	4,719	3,987		13			154	506	1	58
Utilities	1,643	66		62		1	330	503	6	517	158
Interest	1,344	1,344
Delivery & Storage	4,155		492	283	1,798	199	65	1,232		42	45
Operating & Maintenance Materials	2,444	5		264		7	510	1,172	4	167	316
Taxes, Licenses, Duties, etc.	4,287	2,770		56	91		771	447	0	152
Reorganization	720	684					19	16
Capital Expenditures	555	9					213	5		324	4
Chemicals	660			86			284	204		76	10
Insurance	920	920
Trustee Fees	88	10	10	12	10	4	10	10	1	10	11
Intercompany Payments	63,964	20,652			27,039		8,141	6,559			1,574
Other	1,707	411	0	113	58	32	441	290	2	317	42
Total Operating Disbursements	123,056	34,859	3,073	11,432	29,049	243	13,636	11,697	13	16,385	2,669

Net Cash Flows from Operations	(6,525)	(4,903)	(10)	(20)	(125)	(107)	(942)	(431)	(3)	24	(7)

Negative Cash Balance Reclassified to Payables	3,293	1,671	10	20	195	107	942	381	3	(24)	(13)

Net DIP Advances (Payments)	9,500	9,500

Ending Cash Balances	$ 10,255	$ 10,228	$ 0	$ 1	$ 69	$ 0	$ 6	$ (39)	$ 0	$ 8	$ (20)

Loan Balances
DIP Balance, Beginning	$ 96,700	$ 96,700	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Net DIP Advances (Payments)	9,500	9,500	-		-	-	-	-	-	-	-
DIP Balance, Ending	106,200	106,200	-	-	-	-	-	-	-	-	-
Accrued Interest	709	709	-	-	-	-	-	-	-	-	-
Total DIP Balances	$ 106,909	$ 106,909	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Cumulative Disbursements-Quarter 1, 2004	$ 123,056	$ 34,859	$ 3,073	$ 11,432	$ 29,049	$ 243	$ 13,636	$ 11,697	$ 13	$ 16,385	$ 2,669

Trustee Fees (Dollars):
Beginning Balance	$ 87,500	$ 10,000	$ 10,000	$ 12,000	$ 10,000	$ 3,750	$ 10,000	$ 10,000	$ 500	$ 10,000	$ 11,250
Estimated	76,500	10,000	8,000	10,000	10,000	750	10,000	10,000	250	10,000	7,500
Payment	(87,500)	(10,000)	(10,000)	(12,000)	(10,000)	(3,750)	(10,000)	(10,000)	(500)	(10,000)	(11,250)
Ending Balance	$ 76,500	$ 10,000	$ 8,000	$ 10,000	$ 10,000	$ 750	$ 10,000	$ 10,000	$ 250	$ 10,000	$ 7,500

FORM 2-E.1

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Accounts Payable and Accounts Receivable Summary
For the Period: January 1, 2004 to January 31, 2004
Case Number: 03-2984WEE

(Dollars in Thousands)	Total	0 - 30	31-60	61-90	Over 90
Accounts Payable Aging:
Taxes --
FIT	$ (19)	$ (19)
FICA	19	19
FUTA	24	24
SIT	94	94
SUTA	30	30
Other	842	842
A/P Trade	443	443
A/P Received not paid	16,394	16,394
A/P Consignment parts	(0)	(0)
A/P Freight	509	509
A/P Contract retention	340	340
A/P Competitive discounts	(31)	(31)
A/P Medical claims - IBNR	486	486
A/P Other	11,057	11,057
Employee benefits & withholdings	4,306	4,306
Accrued taxes - Federal & State	282	282
Accrued interest	2,668	2,668
Closure cost - Current	2,800	2,800
	$ 40,242	$ 40,242	$ -	$ -	$ -

Accounts Receivable Aging:
A/R Trade	$ 43,115	27,484	13,000	2,154	477
A/R Miscellaneous Billings	585	482	8	9	85
A/R Other	888	888
A/R Affiliates	36	36
Notes Receivable-Employees	0	0
	$ 44,625	$ 28,892	$ 13,009	$ 2,163	$ 562

FORM 2-E.2

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Insurance Coverage Summary
For the Period: January 1, 2004 to January 31, 2004
Case Number: 03-2984WEE

Type	Carrier/Agent	Coverage ($)	Date of Expiration	Premium Paid
Insurance Schedule:
Excess Workers' Compensation	National Union/Alembic Captive	Statutory	07/01/04	Yes
	Arthur J. Gallagher & Co.	$ 1,000,000

Workers' Compensation	National Union/Alembic Captive	Statutory	07/01/04	Yes
	Arthur J. Gallagher & Co.	$ 1,000,000

General Liability	National Union/Alembic Captive	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Automobile Liability	National Union/Alembic Captive	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Pollution Legal Liability	American International SLIC	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Maritime Liability	American Home Assurance Company	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Foreign Casualty Package	ACE	$ 1,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Directors & Officers Liability	Federal Insurance Company	$ 7,500,000	07/15/04	Yes
Marsh, Chicago

Excess Directors & Officers Liability	XL	$ 7,500,000	07/15/04	Yes
Marsh, Chicago

Fiduciary Liability	Federal Insurance Company	$ 5,000,000	07/15/04	Yes
Marsh, Chicago

Excess Liability (1st Layer)	National Union Fire insurance Company	$ 25,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Net (loss) income from continuing operations	ACE	$ 25,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Excess Liability (3rd Layer)	AWAC	$ 50,000,000	07/01/04	Yes
Arthur J. Gallagher & Co. and JLT Risk Solution (Bermuda)

Excess Liability (4th Layer)	Starr Excess	$ 50,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Property/Time Element Insurance	Lloyd's of London and others	$300,000,000	07/01/04	Yes
Arthur J. Gallagher & Co., JLT Risk Solutions (London & Bermuda) and Creative Risk Solutions

Transit Insurance	St. Paul Fire & Marine Insurance Company	$ 9,000,000	Until Cancelled	Yes
Marsh, Chicago

Crime Insurance	Federal Insurance Company	$ 5,000,000	07/15/04	Yes
Marsh, Chicago

Special Crime Insurance	Federal Insurance Company	$ 10,000,000	07/15/04	Yes
Marsh, Chicago

Political Risk	Lloyd's of London and others	$292,506,612	07/01/05	Yes
Arthur J. Gallagher & Co.

FORM 2-E.3

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Narrative
For the Period: January 1, 2004 to January 31, 2004
Case Number: 03-2984WEE

DISCUSSION

A

The Investors (Delaware Street Capital, L.P. and DDJ Capital Management LLC,together with their participants and assigns, the "Investors") agreed to tender for the approximately $68.4 million remaining secured debt under the Pre-Petition Harris Facility and the obligations under the DIP Credit Facility, at par plus accrued interest (excluding default interest). The tender was conditioned upon acceptance by at least 51 percent in number of the lenders representing not less than 66-2/3 percent of the outstanding principal amount under these facilities. More than 51 percent in number of the Pre-Petition Lenders and the Original DIP Lenders tendered, respectively, 93 percent and 85 percent of the Pre-Petition Harris Facility and the DIP Credit Facility. The tender closed on January 23, 2004. As a result, the Investors hold substantially all of our secured debt.

FORM 2-E.4